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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) December 17, 2002
                                                        -----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                   04-3510455
      --------                      ---------                 ----------
(State or other jurisdiction of     (Commission              (IRS Employer
     incorporation)                 File Number)           Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 5, 6 AND 8.  NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable

      (b) Pro Forma Financial Information: Not applicable

      (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated December 17, 2002

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On December 17, 2002, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced three actions related to its long-term business strategy: (1) the sale of $69.7 million of its sub-prime automobile loan portfolio to Crescent Bank & Trust; (2) the intent to sell its current inventory of repossessed automobiles at wholesale; and (3) the restructuring of its investment portfolio and sale of equity securities.

      A copy of the Company's press release dated December 17, 2002 is attached as Exhibit 99.1 and incorporated herein by reference.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HILLS BANCORP, INC.


Dated:  December 17, 2002              By: /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer








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